Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy J. Stultz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended April 1, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

May 3, 2017	/s/ Timothy J. Stultz
Timothy J. Stultz
Chief Executive Officer

I, Jeffrey Andreson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Nanometrics Incorporated on Form 10-Q for the quarterly period ended April 1, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nanometrics Incorporated.

May 3, 2017	/s/ Jeffrey Andreson
Jeffrey Andreson
Chief Financial Officer

This certification accompanies the Quarterly Report on Form 10-Q for the period ended April 1, 2017 of Nanometrics Incorporated (the “Company”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made before or after the date of this Quarterly Report and irrespective of any general incorporation language contained in such filing.